                                                                  EXHIBIT 32.1



                          IASIS HEALTHCARE CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Amendment No. 1 to the Quarterly Report of IASIS Healthcare Corporation (the "Company") on Form 10-Q/A for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ David R. White
                                         --------------------------------------
                                         David R. White
                                         Chairman of the Board,
                                         President and Chief Executive Officer
                                         IASIS Healthcare Corporation
                                         August 29, 2003


                                         /s/ W. Carl Whitmer
                                         --------------------------------------
                                         W. Carl Whitmer
                                         Chief Financial Officer
                                         IASIS Healthcare Corporation
                                         August 29, 2003


A signed original of this written statement required by Section 906 has been provided to IASIS Healthcare Corporation and will be retained by IASIS Healthcare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.